Exhibit 99.3

Inpixon and Subsidiaries

Unaudited Pro Forma Condensed Combined Financial Information

The unaudited pro forma condensed combined balance sheet as of March 31, 2019 and the unaudited pro forma condensed combined statements of operations for each of the three months ended March 31, 2019 and for the year ended December 31, 2018 combine the financial statements of Inpixon and Subsidiaries (“Inpixon”) and Jibestream Inc. (“Jibestream”), giving effect to the acquisition of Jibestream as described in the Acquisition Agreement, plus the completion of a minimum capital raise as required by the Acquisition Agreement (collectively the “Transactions”), as if they had occurred on January 1, 2018 in respect of the unaudited pro forma condensed combined statements of operations and on March 31, 2019 in respect of the unaudited pro forma condensed combined balance sheet.

The unaudited pro forma condensed combined financial information should be read in conjunction with:

●	Inpixon’s audited consolidated financial statements and accompanying notes as of and for the year ending December 31, 2018, as contained in its Annual Report on Form 10-K filed on March 28, 2019 (the “2018 Annual Report”) with the United States Securities and Exchange Commission (the “SEC”).

●	Inpixon’s unaudited condensed consolidated financial statements and accompanying notes as of and for the three months ending March 31, 2019, as contained in its Quarterly Report on Form 10-Q (the “2019 Quarterly Report”) filed on filed on May 14, 2019 with the SEC.

●	Jibestream’s audited financial statements as of and for the years ended December 31, 2018 and 2017, contained elsewhere in this filing.

●	Jibestream’s unaudited condensed financial statements as of and for the three months ended March 31, 2019 and 2018, contained elsewhere in this filing.

●	the other information contained in or incorporated by reference into this filing.

The financial statements of Jibestream were prepared in accordance with International Financial Reporting Standards (“IFRS”) as issued by the International Accounting Standards Board (” IASB”). The consolidated financial statements of Inpixon were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The unaudited pro forma condensed combined financial information includes adjustments to convert the financial information of Jibestream from IFRS to U.S. GAAP as issued by the Financial Accounting Standards Board (“FASB”), as well as reclassifications to conform Jibestream’s historical accounting presentation to Inpixon’s accounting presentation.

In addition, the consolidated financial statements of Inpixon are presented in US dollars (“USD”) whereas, the financial statements of Jibestream are presented in Canadian Dollars (“CAD”). Therefore, the unaudited pro forma condensed combined financial information includes adjustments to convert Jibestream’s financial information from CAD to USD.

The final purchase consideration and the allocation of the purchase consideration may materially differ from that reflected in the unaudited pro forma condensed combined financial information after final valuation procedures are performed and amounts are finalized following the completion of the acquisition.

The unaudited pro forma adjustments give effect to events that are directly attributable to the Transactions and are based on available data and certain assumptions that management believes are factually supportable. In addition, with respect to the unaudited condensed combined statements of operations, the unaudited pro forma adjustments are expected to have a continuing impact on the combined results.

The unaudited pro forma condensed combined financial information is presented for informational purposes only and to aid you in your analysis of the financial aspects of the Transactions. The unaudited pro forma condensed combined financial information described above has been derived from the historical financial statements of Inpixon and Jibestream and the related notes. The unaudited pro forma condensed combined financial information is based on Inpixon’s accounting policies. Further review may identify additional differences between the accounting policies of Jibestream and Inpixon. The unaudited pro forma adjustments and the pro forma condensed combined financial information don’t reflect the impact of synergies or post-transaction management actions and are not necessarily indicative of the financial position or results of operations that may have actually occurred had the Transactions taken place on the dates noted, or of Inpixon’s future financial position or operating results.

Inpixon and Subsidiaries

Unaudited Pro Forma Condensed Combined Balance Sheet

March 31, 2019

(USD 000’s)

	Inpixon	Jibestream	Capital Raise		Acquisition		Pro Forma Combined
	Note A	Note B	Note C		Note D
Assets
Current assets:
Cash and cash equivalents	$3,830	$-	$13,800	(a)	$(3,888	)(b),(d)	$13,742
Accounts receivable, net	1,748	442	-		-		2,190
Notes and other receivables	68	64	-		-		132
Restricted short-term investments	-	247	-		(247	)(b)	-
Inventory	698	-	-		-		698
Prepaid assets and other current assets	436	47	-		-		483
Total current assets	6,780	801	13,800		(4,135)		17,245

Non-current assets:
Property and equipment, net	133	14	-		-		147
Operating lease right-of-use asset, net	563	548	-		5	(d)	1,116
Software development costs, net	1,705	-	-		-		1,705
Intangible assets, net	3,697	-	-		4,976	(d)	8,673
Goodwill	-	-	-		3,281	(d)	3,281
Loan to related party	7,026	-	-		-		7,026
Other assets	218	-	-		-		218
Total non-current assets	13,342	562	-		8,262		22,166
Total assets	$20,122	$1,362	$13,800		$4,127		$39,411
Liabilities, temporary equity and stockholders’ equity
Current liabilities:
Accounts payable and accrued liabilities	$2,399	$222	$375	(a)	$-		$2,995
Operating lease obligation	331	247	-		-		578
Deferred lease inducement	-	69	-		(69	)(d)	-
Deferred revenue	173	1,373	-		(205	)(d)	1,341
Convertible promissory notes	-	277	-		(277	)(c)	-
Convertible debentures	-	482	-		(482	)(b)	-
Long-term debt, current portion	-	177	-		(177	)(b)	-
Other indebtedness	3,970	554	-		(554	)(b)	3,970
Total current liabilities	6,873	3,401	375		(1,764)		8,884

Non-current liabilities:
Deferred tax liability	-	-	-		1,300	(d)	1,300
Promissory notes	-	258	-		(258	)(b)	-
Long-term debt	73	247	-		(247	)(b)	73
Operating lease obligation	268	306	-		-		574
Total non-current liabilities	341	811	-		795		1,947
Total liabilities	7,214	4,212	375		(969)		10,831

Temporary equity:
Preferred stock	-	1,426	-		(1,426	)(b),(c)	-

Stockholders’ equity:
Preferred stock	-	-	-		-		-
Common stock	7	112	37	(a)	(107	)(b),(c),(d)	49
Additional paid-in capital	136,482	136	13,388	(a)	2,106	(b),(d)	152,112
Treasury stock	(695)	-	-		-		(695)
Accumulated other comprehensive income	18	-	-		-		18
Accumulated deficit	(122,917)	(4,523)	-		4,523	(d)	(122,917)
Non-controlling interests	13	-	-		-		13
Total stockholders’ equity	12,908	(4,275)	13,425		6,522		28,580
Total liabilities, temporary equity and stockholders’ equity	$20,122	$1,362	$13,800		$4,127		$39,411

See notes to the unaudited pro forma condensed combined financial information

Inpixon and Subsidiaries

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Three Months Ended March 31, 2019

(USD 000’s except for shares and per share amounts)

	Inpixon	Jibestream	Pro Forma Adjustments	Pro Forma Combined
	Note A	Note B	Note C
Revenues	$1,363	$483	$-	$1,846
Cost of revenues	337	133	-	470
Gross profit	1,026	351	-	1,377

Operating expenses
Research and development	956	-	-	956
Sales and marketing	633	10	-	643
General and administrative	3,351	527	-	3,878
Acquisition related costs	137	-	-	137
Amortization of intangibles	812	3	59 (a)	874

Total operating expenses	5,889	541	59	6,488

Loss from operations	(4,863)	(190)	(59)	(5,112)

Other income/(expense)
Interest expense	(356)	(34)	34 (b)	(356)
Other income	69	-	-	69

Total other expense	(287)	(34)	34	(287)

Pre-tax loss	(5,150)	(224)	(25)	(5,399)
Income tax benefit	-	-	16 (a)	16
Net loss	(5,150)	(224)	(9)	(5,383)
Net loss attributable to non-controlling interest	(5)	-	-	(5)
Net loss attributable to stockholders of Inpixon	(5,145)	(224)	(9)	(5,378)
Deemed dividend for triggering of warrant down round feature	(1,250)	-	-	(1,250)
Net loss attributable to common stockholders	$(6,395)	$(224)	$(9)	$(6,628)

Loss per share:
- basic and diluted	$(1.42)			$(0.14)

Weighted average number of common shares outstanding:
- basic and diluted	4,495,536		41,242,916 (c)	45,738,452

See notes to the unaudited pro forma condensed combined financial information

Inpixon and Subsidiaries

Unaudited Pro Forma Condensed Combined Statement of Operations
For the Year Ended December 31, 2018

(USD 000’s except for shares and per share amounts)

	Inpixon	Jibestream	Pro Forma Adjustments		Pro Forma Combined
	Note A	Note B	Note C
Revenues	$3,756	$2,441	$-		$6,197
Cost of revenues	1,076	671	-		1,747
Gross profit	2,680	1,770	-		4,450

Operating expenses
Research and development	1,231	-	-		1,231
Sales and marketing	1,726	97	-		1,823
General and administrative	14,149	2,546	-		16,695
Acquisition related costs	108	-	-		108
Impairment of goodwill	636	-	-		636
Amortization of intangibles	3,232	19	235	(a)	3,487

Total operating expenses	21,082	2,662	235		23,980

Loss from operations	(18,402)	(893)	(235)		(19,530)

Other income/(expense)
Interest expense	(1,241)	(132)	132	(b)	(1,241)
Gain on sale of Sysorex Arabia	23	-	-		23
Change in fair value of derivative liabilities	48	-	-		48
Other expense	(211)	-	-		(211)

Total other expense	(1,381)	(132)	132		(1,381)
Pre-tax loss from continuing operations	(19,783)	(1,025)	(103)		(20,911)
Income tax benefit	-	-	62	(a)	62
Net loss from continuing operations	(19,783)	(1,025)	(41)		(20,848)
Deemed dividend to preferred stockholders	(6,407)	-	-		(6,407)
Deemed dividend for triggering of warrant down round feature	(13,645)	-	-		(13,645)

Net loss from continuing operations attributable to common stockholders	$(39,835)	$(1,025)	$(41)		$(40,900)

Loss per share:
- basic and diluted	$(51.62)				$(0.97)

Weighted average number of common shares outstanding:
- basic and diluted	771,688		41,242,916	(c)	42,014,604

See notes to the unaudited pro forma condensed combined financial information

Inpixon and Subsidiaries

Notes to Unaudited Pro Forma Condensed Combined Financial Information

Basis of Presentation

The unaudited pro forma condensed combined financial information set forth herein is based upon the consolidated financial statements of Inpixon and Jibestream. The unaudited pro forma condensed combined financial information is presented as if the Transactions had been completed on January 1, 2018 with respect to the unaudited pro forma condensed combined statements of operations for each of the three months ended March 31, 2019 and for the year ended December 31, 2018 and on March 31, 2019 in respect of the unaudited pro forma condensed combined balance sheet.

The unaudited pro forma condensed combined financial information is presented for informational purposes only and is not necessarily indicative of the combined financial position or results of operations had the Transactions occurred as of the dates indicated, nor is it meant to be indicative of any anticipated combined financial position or future results of operations that the combined company will experience after the completion of the Transactions.

We have accounted for the acquisition in this unaudited pro forma condensed combined financial information using the acquisition method of accounting, in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 805 “Business Combinations” (“ASC 805”). In accordance with ASC 805, we used our best estimates and assumptions to assign fair value to the tangible and intangible assets acquired and liabilities assumed at the acquisition date. Goodwill as of the acquisition date is measured as the excess of purchase consideration over the fair value of net tangible and identifiable intangible assets acquired.

Inpixon’s consolidated financial information is prepared in accordance with U.S. GAAP as issued by the FASB and is presented in USD. Jibestream’s financial information has been historically prepared in accordance with IFRS as issued by the IASB and was presented in CAD and has been converted for the purpose of this unaudited pro forma condensed consolidated financial information to be consistent with the Inpixon presentation.

Pro forma adjustments reflected in the pro forma condensed combined statements of operations are based on items that are factually supportable, directly attributable to the Transactions and expected to have a continuing impact on the combined results. The unaudited pro forma condensed combined financial information does not reflect the cost of any integration activities or benefits from the transaction, including potential synergies that may be generated in future periods.

All Monetary Amounts Other Than Per Share Information Are Presented in 000’s Unless Otherwise Indicated

Pro Forma Adjustments

The following pro forma adjustments give effect to the Transactions.

Unaudited Pro Forma Condensed Combined Balance Sheet – As of March 31, 2019

Note A	Derived from the unaudited condensed consolidated balance sheet of Inpixon as of March 31, 2019 included in the 2019 Quarterly Report.

Note B	Derived from the unaudited condensed U.S. GAAP balance sheet of Jibestream as of March 31, 2019 included on the next page and translated from CAD to USD. The indicated exchange rate used to translate CAD to USD at March 31, 2019 was the rate of 0.7489 as set out in the table below.

CAD to USD Translation:

	Jibestream GAAP	EXCHANGE RATE 0.7489	Jibestream GAAP
	(CAD)		(USD)
Assets
Current assets:
Cash and cash equivalents	$-		$-
Restricted short-term investments	330		247
Accounts receivable	590		442
Investment tax credits receivable	86		64
Prepaid expenses and deposits	63		47
Total current assets	1,069		801
Non-current assets:
Property and equipment	18		14
Right of use asset	732		548
Total non-current assets	750		562
Total assets	$1,819		$1,362
Liabilities, temporary equity and shareholders’ equity
Current liabilities:
Bank indebtedness	$702		$526
Accounts payable and accrued liabilities	297		222
Deferred lease inducement	92		69
Deferred revenue	1,834		1,373
Convertible promissory notes	370		277
Current portion of long-term debt	236		177
Current portion of convertible debentures	644		482
Current portion of promissory notes- shareholders	37		28
Current portion of lease obligation	329		247
Total current liabilities	4,541		3,401

Non-current liabilities:
Long-term debt	330		247
Lease obligation	408		306
Promissory notes- shareholders	345		258

Total non-current liabilities	1,083		811
Total liabilities	5,625		4,212

Temporary equity:
Preferred stock	1,904		1,426

Shareholders’ equity:
Share capital	150		112
Deficit	(6,040)		(4,523)
Contributed surplus	181		135
Total shareholders’ equity	(5,709)		(4,275)
Total liabilities, temporary equity and shareholders’ equity	$1,819		$1,362

The Jibestream U.S. GAAP balance sheet was derived from the unaudited condensed financial statements of Jibestream as of March 31, 2019, prepared in accordance with IFRS as issued by the IASB and adjusted to conform with U.S. GAAP, as issued by the FASB. The table below provides a reconciliation between the unaudited condensed IFRS balance sheet and the unaudited condensed U.S. GAAP balance sheet.

IFRS to U.S. GAAP Adjustments:

	Jibestream IFRS	GAAP Adjustments		Jibestream GAAP
	(CAD)	(CAD)		(CAD)
Assets
Current assets:
Cash and cash equivalents	$-	$-		$-
Restricted short-term investments	330	-		330
Accounts receivable	590	-		590
Investment tax credits receivable	86	-		86
Prepaid expenses and deposits	63	-		63
Total current assets	1,069	-		1,069
Non-current assets:
Property and equipment	18	-		18
Right of use asset	732	-		732
Total non-current assets	750	-		750
Total assets	$1,819	$-		$1,819
Liabilities, temporary equity and shareholders’ equity
Current liabilities:
Bank indebtedness	$702	$-		$702
Accounts payable and accrued liabilities	297	-		297
Deferred lease inducement	92	-		92
Deferred revenue	1,834	-		1,834
Convertible promissory notes	1	369	(a)	370
Current portion of long-term debt	236	-		236
Current portion of convertible debentures	598	45	(b)	644
Current portion of promissory notes- shareholders	37	-		37
Current portion of lease obligation	329	-		329
Derivative liability-convertible debentures	127	(127	)(c)	-
Derivative liability-convertible promissory notes	741	(741	)(d)	-
Total current liabilities	4,996	(454)		4,541

Non-current liabilities:
Long-term debt	330	-		330
Lease obligation	408	-		408
Promissory notes- shareholders	345	-		345
Preferred shares	1,904	(1,904	)(e)	-

Total non-current liabilities	2,987	(1,904)		1,083
Total liabilities	7,983	(2,358)		5,625
Temporary equity:
Preferred stock	-	1,904	(e)	1,904
Shareholders’ equity:
Share capital	150	-		150
Deficit	(6,494)	454	(a)(b)(c)(d)	(6,040)
Contributed surplus	181	-		181
Total shareholders’ equity	(6,163)	454		(5,709)
Total liabilities, temporary equity and shareholders’ equity	$1,819	$-		$1,819

(a)	To reverse convertible promissory notes’ debt discount related to its bifurcated embedded conversion options under IFRS which pursuant to the terms of their respective agreement, does not require bifurcation under U.S. GAAP.

(b)	To reverse convertible debentures’ debt discount under IFRS which pursuant to the terms of their respective agreements, does not require bifurcation under U.S. GAAP.

(c)	To reverse convertible debentures’ bifurcated embedded conversion options under IFRS which pursuant to the terms of their respective agreements, does not require bifurcation under U.S. GAAP.

(d)	To reverse convertible promissory notes’ bifurcated embedded conversion options under IFRS which pursuant to the terms of their respective agreements, does not require bifurcation under U.S. GAAP.

(e)	To reclassify redeemable preferred stock accounted for as a liability under IFRS to temporary equity under U.S. GAAP.

Pro Forma Adjustments:

Note C – Capital Raise

(a)

To record the receipt of approximately $15,000 in gross proceeds in cash for the issuance of 36,585,366 shares of common stock and warrants in a public offering, based on the $0.41 per share closing price of Inpixon’s common stock on July 24, 2019. Note that each $0.05 per share increase or decrease in the final offering price of Inpixon’s equity securities results in a 3,976,670 decrease or increase in the shares issued, respectively.

The Acquisition Agreement requires the completion of a minimum of a $15,000,000 capital raise, although Inpixon and Jibestream could agree to accept a smaller capital raise and a larger capital raise is currently targeted. Note that each $3,000,000 increase or decrease in the final gross proceeds results in a 7,317,073 increase or decrease in the shares issued, respectively, based on the $0.41 per share closing price of Inpixon’s common stock on July 24, 2019.

Furthermore, due to the existence of a 4.99% beneficial ownership blocker, some of the pro forma issuances of common stock could be in the form of non-voting, convertible preferred stock. The portion issuable in convertible preferred stock is indeterminable at this time.

The placement agent fee is expected to be $1,200. This transaction also includes approximately $375 in deferred offering costs charged to additional paid in capital upon closing.

Note D – Acquisition

(b)	To record a portion of the cash purchase consideration used to pay down $1,471 of certain debt. $247 of restricted short term investments will also be used to pay down certain debt. The preferred stock will be converted into common stock prior to the closing of the acquisition.

(c)	To give effect to the convertible promissory notes that will be converted into redeemable preferred stock prior to closing.

(d)	The following table summarizes the purchase consideration and the preliminary allocation of the assets acquired and liabilities assumed, based on their fair values on the acquisition date. The purchase consideration constitutes the following: the payment of approximately $3,744 of cash (CAD 5,000,000), $144 of net cash adjustments to the purchase price and the issuance of 5,479,471 shares of Inpixon common stock (based on the $0.41 closing price per share of Inpixon common stock on July 24, 2019), plus warrants, with an aggregate value of approximately $2,247 (CAD 3,000,000)(collectively the “Purchase Consideration”). Note that each $0.05 per share increase or decrease in the final offering price of Inpixon’s equity securities results in a 595,705 decrease or increase in the shares issued to the Jibestream stockholders, respectively.

Jibestream Purchase Price Allocation

(000’s) USD

Cash	$3,744
Working capital adjustment - cash	256
Deferred revenue cost adjustment - cash	(112)
Common stock	2,247
Purchase Consideration	$6,135

Less:

Net working capital deficit	$(836)
Deferred tax liabilities (4)	(1,300)
Property and equipment	14
Proprietary technology (1)	3,887
Customer relationships (2)	784
Non-compete (3)	306
Fair value of net assets acquired	$2,854
Goodwill value	$3,281

(1)	The proprietary technology is currently presumed to have an indefinite useful life.

(2)	The customer relationships are currently presumed to have an estimated useful life of 9.5 years.

(3)	The non-compete agreements are currently presumed to have an estimated useful life of 2 years.

(4)	The deferred tax liabilities relate to the acquired intangible assets.

Unaudited Pro Forma Condensed Combined Statement of Operations

For The Three Months Ended March 31, 2019

Note A	Derived from the unaudited condensed statement of operations of Inpixon for the three months ended March 31, 2019 included elsewhere in the 2019 Quarterly Report.

Note B	Derived from the unaudited condensed U.S. GAAP statement of operations of Jibestream for the three months ended March 31, 2019 included on the next page and translated from CAD to USD. The average exchange rate used to translate CAD to USD for the three months ended March 31, 2019 was the rate of 0.7521 as set out in the table below.

CAD to USD Translation:

		EXCHANGE
	Jibestream	RATE	Jibestream

	GAAP	0.7521	GAAP
	(CAD)		(USD)

Revenues	$643		$483
Cost of revenues	177		133
Gross profit	466		351

Operating expenses
Salaries, wages and benefits	479		360
Office and general	59		44
Amortization	4		3
Travel and entertainment	47		35
Share-based compensation	8		6
Professional fees	26		20
Advertising and promotion	14		10
Bank charges	2		1
Occupancy	94		71
Foreign exchange loss	(5)		(4)
Bad debts	(8)		(6)
Total operating expenses	719		541
Loss from operations	(253)		(190)

Other (income)/expenses
Interest	45		34
Total other expense	45		34
Net loss	$(298)		$(224)

The Jibestream U.S. GAAP statement of operations were derived from the unaudited condensed statement of operations of Jibestream for the three months ended March 31, 2019, prepared in accordance with IFRS as issued by the IASB and have been adjusted to conform with U.S. GAAP as issued by the FASB. The table below provides a reconciliation between the unaudited condensed IFRS statement of operations and the unaudited condensed U.S. GAAP statement of operations.

IFRS to U.S. GAAP Adjustments:

	Jibestream IFRS	GAAP Adjustments		Jibestream GAAP
	(CAD)	(CAD)		(CAD)

Revenues	$643	$-		$643
Cost of revenues	-	177	(f)	177
Gross profit	643	(177)		466

Operating expenses
Salaries, wages and benefits	636	(157	)(f)	479
Office and general	79	(20	)(f)	59
Amortization	78	(74	)(a)	4
Travel and entertainment	47	-		47
Interest	45	(45	)(d)	-
Share-based compensation	-	8	(e)	8
Professional fees	26	-		26
Advertising and promotion	14	-		14
Bank charges	2	-		2
Occupancy	-	94	(a)	94
Foreign exchange loss	(5)	-		(5)
Bad debts	(8)	-		(8)
Total operating expenses	912	(194)		719
Loss from operations	(270)	17		(253)

Other (income)/expenses
Accretion expense	62	(62	)(a)	-
Interest expense	-	45	(d)	45
Gain on derivative liability- convertible debenture	(15)	15	(b)	-
Loss on derivative liability-convertible promissory notes	39	(39	)(c)	-
Share-based compensation	8	(8	)(e)	-

Total other expense	93	(48)		45

Net loss	$(363)	$65		$(298)

(a)	To reclassify amortization and accretion expense under IFRS 16 to lease expense under ASC 842.

(b)	To reverse the gain on change in fair value of convertible debenture’s bifurcated embedded conversion feature.

(c)	To reverse the loss on change in fair value of convertible promissory notes’ bifurcated embedded conversion option.

(d)	To reclassify interest expense from operating expenses into other expenses.

(e)	To reclassify share-based compensation from other expenses into operating expenses.

(f)	To reclassify certain operating expenses into cost of revenues.

Note C-Pro Forma Adjustments:

(a)	To record the amortization of the fair value of customer relationships with a useful life of 9.5 years plus the non-compete agreements with a useful life of 2 years. An income tax benefit related to that amortization was also recorded.

(b)	To eliminate interest expense associated with certain debt and other promissory notes as they were repaid or converted as a result of the Transactions.

(c)	To adjust weighted average shares outstanding used in earnings per share calculations for an additional 41,242,916 shares of Inpixon common stock issued as a result of the Transactions, based on the $0.41 per share closing price of Inpixon common stock as of July 24, 2019. The 41,242,916 shares is comprised of 36,585,366 shares issued in the equity offering, plus the 5,479,471 shares issued in the acquisition, less the 821,921 (15%) of the acquisition shares being withheld for potential indemnification claims. All potentially dilutive securities are anti-dilutive. See the balance sheet footnotes for the discussion regarding the sensitivity of the share quantities to the final offering price.

Unaudited Pro Forma Condensed Combined Statement of Operations

For The Year Ended December 31, 2018

Note A	Derived from the unaudited condensed statement of operations of Inpixon for the year ended December 31, 2018 included elsewhere in this filing.

Note B	Derived from the unaudited condensed U.S. GAAP statement of operations of Jibestream for the year ended December 31, 2018 included on the next page and translated from CAD to USD. The average exchange rate used to translate CAD to USD for the year ended December 31, 2018 was the rate of 0.7717 as set out in the table below.

CAD to USD Translation:

		EXCHANGE
	Jibestream	RATE	Jibestream

	GAAP	0.7717	GAAP
	(CAD)		(USD)

Revenues	$3,163		$2,441
Cost of revenues	870		671
Gross profit	$2,293		$1,770

Operating expenses
Salaries, wages and benefits	2,355		1,817
Office and general	337		260
Occupancy	345		266
Advertising and promotion	126		97
Travel and entertainment	119		92
Professional fees	111		86
Bad debts	58		45
Amortization	25		19
Share-based compensation	39		30
Sub-contracts	7		5
Foreign exchange gain	(71)		(54)
Total operating expenses	3,450		2,662
Loss from operations	(1,157)		(893)

Other (income)/expenses
Interest	171		132
Total other expense	171		132
Net loss	$(1,328)		$(1,025)

The Jibestream U.S. GAAP statement of operations was derived from the unaudited condensed statement of operations of Jibestream for the year ended December 31, 2018, prepared in accordance with IFRS as issued by the IASB and adjusted to conform with U.S. GAAP as issued by the FASB. The table below provides a reconciliation between the unaudited condensed IFRS statement of operations and the unaudited condensed U.S. GAAP statement of operations.

FRS to U.S. GAAP Adjustments:

	Jibestream IFRS	GAAP Adjustments		Jibestream GAAP
	(CAD)	(CAD)		(CAD)

Revenues	$3,163	$-		$3,163
Cost of revenues	-	870	(g)	870
Gross profit	$3,163	$(870)		$2,293

Operating expenses
Salaries, wages and benefits	3,145	(790	)(g)	2,355
Office and general	417	(80	)(g)	337
Occupancy	345	-		345
Interest	171	(171	)(f)	-
Advertising and promotion	126	-		126
Travel and entertainment	119	-		119
Professional fees	111	-		111
Bad debts	58	-		58
Amortization	25	-		25
Share-based compensation	-	39	(e)	39
Sub-contracts	7	-		7
Foreign exchange gain	(71)	-		(71)
Total operating expenses	4,452	(1,002)		3,450
Loss from operations	(1,289)	132		(1,157)

Other (income)/expenses
Accretion expense	216	(216	)(a)	-
Interest expense	-	171	(f)	171
Loss on derivative liability- convertible debenture	13	(13	)(b)	-
Gain on extinguishment of convertible debentures	(287)	287	(c)	-
Loss on derivative liability-convertible promissory notes	332	(332	)(d)	-
Share-based compensation	39	(39	)(e)	-
Total other expense	312	(140)		171
Net loss	$(1,601)	$273		$(1,328)

(a)	To reverse the accretion of debt discount recognized for convertible debentures bifurcated embedded conversion feature.

(b)	To reverse the loss on change in fair value of convertible debentures’ bifurcated embedded conversion feature.

(c)	To reverse the gain on extinguishment of convertible debentures.

(d)	To reverse the loss on change in fair value of convertible promissory notes’ bifurcated embedded conversion feature.

(e)	To reclassify share-based compensation from other expenses into operating expenses.

(f)	To reclassify interest expense from operating expenses into other expenses.

(g)	To reclassify certain operating expenses into cost of revenues.

Note C - Pro Forma Adjustments:

(a)	To record the amortization of the fair value of customer relationships with a useful life of 9.5 years plus the non-compete agreements with a useful life of 2 years. An income tax benefit related to that amortization was also recorded.

(b)	To eliminate interest expense associated with certain debt, convertible, and other promissory notes as they were deemed to be repaid as a result of the transaction.

(c)	To adjust weighted average shares outstanding used in earnings per share calculations for an additional 41,242,916 shares of Inpixon common stock issued as a result of the Transactions, based on the $0.41 per share closing price of Inpixon common stock as of July 24, 2019. The 41,242,916 shares is comprised of 36,585,366 shares issued in the equity offering, plus the 5,479,471 shares issued in the acquisition, less the 821,921 (15%) of the acquisition shares being withheld for potential indemnification claims. All potentially dilutive securities are anti-dilutive. See the balance sheet footnotes for the discussion regarding the sensitivity of the share quantities to the final offering price.